SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 1, 2019

Date of Report

March 5, 2019

(Date of earliest event reported)

TransAct Energy Corp.

(Exact name of registrant as specified in its charter)

Nevada	333-139746	98-0515445
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Suite 207 – 23705 IH 10 West San Antonio, TX, 78257

(Address of principal executive offices, including zip code)

210-888-0785

(Registrant’s telephone number, including area code)

_______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

This current report and its exhibit may include forward-looking statements. S2C Global Systems, Inc based these forward-looking statements on its current expectations and projections about future events in light of its knowledge of facts as of the date of this current report and its assumptions about future circumstances. Forward-looking statements are subject to various risks and uncertainties that may be outside the control of TransAct Energy Corp. TransAct Energy Corp. has no obligation to publicly update or revise any forward-looking statements, whether due to new information, future events, or otherwise. This current report should be read with TransAct Energy Corp. Annual Report on Form 10-K for the year ended December 31, 2007 and subsequent Quarterly Reports on Form 10-Q.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

As previously reported in the 10K filed earlier in March effective March 5th, 2019, Karie Elsasser was appointed as a director of TransAct Energy Corp. bringing the current number of directors to five (5). Karie Elsasser is a senior level executive with 20 years’ experience in banking, finance and commodities. Most recently Karie serves as the CFO for Native Fuels a Wisconsin based company supporting the development of First Nation assets and resources both Nationally and Internationally in a sustainable way through assisting in the business development process including planning, sourcing technology partnerships, finance and commodity sales. Karie also owned and operated her own successful mortgage brokerage for a period of five years prior. Earlier Ms. Elsasser was a senior loans officer with Washington Mutual. We are pleased to have Karies financial depth of knowledge support the Board of Directors of TransAct Energy Corp.

Effective March 29th, 2019, Christina Kenny was appointed as a director of TransAct Energy Corp bringing the current number of directors to six (6). Christina Kenny is an experienced (20+ years) Global people and business operations executive currently serving as the Chief People Officer for Abtran, Ireland's leading provider of customer and business process management services. Christina has been instrumental in the growth of Global corporations from $100s’ of millions of earnings to billions and scaling from 125 employees to over 5000+. Christina is ideally suited to help the Board of Directors of TransAct Energy Corp through its transition of development stage to a rapid growth operating global corporation.

Item 8.01 Other Events

None

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRANSACT ENERGY CORP.

Date: April 1, 2019

By: /s/ Roderick C. Bartlett

Roderick C. Bartlett

President and Chief Executive Officer